Exhibit 32.1

SECTION 1350 CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Madison Air Solutions Corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the three months ended March 31, 2026 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ JILL WYANT
Jill Wyant
President and Chief Executive Officer
May 12, 2026

/s/ JJ FOLEY
JJ Foley
Chief Financial Officer
May 12, 2026